SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          HIGH INCOME OPPORTUNITY FUND INC.
  ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------

      (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act

      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      ---------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3) Filing Party:

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      (4) Date Filed:

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                        HIGH INCOME OPPORTUNITY FUND INC.
                                125 Broad Street
                            New York, New York 10004

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

                         To be Held on February 22, 2006

                              --------------------

To the Stockholders of High Income Opportunity Fund Inc.:

      The Annual Meeting of Stockholders of High Income Opportunity Fund Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York, on February 22, 2006 at 3:30 p.m. (New York Time) for the following purposes:

      1. To elect three Class II Directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on January 13, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors



                                       Robert I. Frenkel
                                       Secretary

New York, New York
January 24, 2006

                              --------------------

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      Instructions for Signing Proxy Cards

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  Registration                             Valid Signature
                  ------------                             ---------------

Corporate Accounts
------------------
(1)  ABC Corp ............................    ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp. ...........................    John Doe, Treasurer
(3)  ABC Corp., c/o John Doe, Treasurer ..    John Doe
(4)  ABC Corp. Profit Sharing Plan .......    John Doe, Trustee

Trust Accounts
--------------
(1) ABC Trust ............................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 .    Jane B. Doe

Custodial or Estate Accounts
----------------------------
(1) John B. Smith, Cust., f/b/o John B.
    Smith, Jr. UGMA ......................    John B. Smith
(2) John B. Smith ........................    John B. Smith, Jr., Executor

                        HIGH INCOME OPPORTUNITY FUND INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON FEBRUARY 22, 2006

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of High Income Opportunity Fund Inc.
(the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Citigroup Center, 153 East 53rd Street,14th Floor Conference Center, New York, New York 10022, on February 22, 2006 at 3:30 p.m. (Eastern Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      The cost of soliciting proxies will be borne by the Fund. Solicitation costs are expected to be approximately $90,000. Proxy solicitations will be made mainly by mail. In addition, certain officers, Directors and employees of the Fund, Legg Mason, Inc. ("Legg Mason"), the parent company of the Fund's investment manager; Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager, an affiliate of Legg Mason; and/or PFPC Inc. ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202; SBFM is located at 399 Park Avenue New York, NY 10022; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation material to beneficial owners of shares of the Fund.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2005, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about January 25, 2006. The Fund will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of Proposal 1. Proposal 1 requires for approval the affirmative vote of a plurality majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

      The Board has fixed the close of business on January 13, 2006 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 72,927,179.2490 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 72,992,804 or 98.7% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998.

      At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) (the "1934 Act"), to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

      In the event that a quorum is not present, or if sufficient votes in favor of Proposal 1 set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal 1. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal.

      As of the Record Date, to the knowledge of the Fund, no securities issued by Legg Mason were held by Directors who are not "interested persons" of the Fund (the "Non-Interested Directors") as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      In accordance with the Fund's Charter, the Board is currently classified into three classes. The Directors serving in Class II have terms expiring at the Meeting; the Class II Directors currently serving on the board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2009 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

      The Board knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

      Certain information concerning the nominees is set forth below. All of the nominees for Class II currently serve as Directors of the Fund. Any Director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk(*). Information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

                                                                                              Number of
                                                     Term of                                 Portfolios
                                                   Office and                                  in Fund           Other
                                 Positions           Length           Principal                Complex       Directorships
                                 Held with            Time        Occupations During           Overseen         Held by
Name, Address and Birth Year       Fund              Served        Past Five Years           by Director        Director
----------------------------     ---------         ----------   ---------------------        -----------     -------------
CLASS II DIRECTORS

INTERESTED DIRECTOR:

R. Jay Gerken, CFA*              Chairman,         Since        Managing Director of             171         None
Citigroup Asset                  President         2002         CAM; Chairman,
Management ("CAM")               and Chief                      President and Chief
399 Park Avenue                  Executive                      Executive Officer of
New York, NY 10022               Officer                        SBFM and Citi Fund
Birth Year: 1951                                                Management Inc.
                                                                ("CFM"); President and
                                                                Chief Executive
                                                                Officer of certain
                                                                mutual funds
                                                                associated with
                                                                Legg Mason; Formerly
                                                                Portfolio Manager of
                                                                Smith Barney
                                                                Allocation Series Inc.
                                                                (from 1996-2001) and
                                                                Smith Barney Growth
                                                                and Income Fund (from
                                                                1996-2000).

NON-INTERESTED DIRECTORS:

Roderick C. Rasmussen            Director          Since        Investment Counselor             27          None
9 Cadence Court                                    1993
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan                   Director          Since        Retired                          27          None
13 Chadwell Place                                  1993
Morristown, NJ 07960
Birth Year: 1930

----------
* Designates a Director who is affiliated with the Manager and considered an "interested person" of the Fund as defined under the 1940 Act.

                   Persons Nominated for Election as Directors

      The remainder of the Board currently constitutes the Class I and the Class III Directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2007 and 2008, respectively.

                            Directors Continuing in Office

                                                                                              Number of
                                                     Term of                                 Portfolios
                                                   Office and                                  in Fund           Other
                                 Positions           Length           Principal                Complex       Directorships
                                 Held with            Time        Occupations During           Overseen         Held by
Name, Address and Birth Year       Fund              Served        Past Five Years           by Director       Director
----------------------------     ---------         ----------   ---------------------        -----------     -------------
CLASS I DIRECTORS

NON-INTERESTED DIRECTORS:

Lee Abraham                      Director          Since        Retired; Former                  27          None
13732 LeHavre Drive                                1999         Director of Signet
Frenchman's Creek                                               Group PLC
Palm Beach Gardens, FL 33410                                    (specialty retail
Birth Year: 1927                                                jeweler)

Richard E. Hanson, Jr.           Director          Since        Retired; Former                  27          None
2751 Vermont Route 140                             1999         Head of the New
Poultney, VT 05764                                              Atlanta Jewish
Birth Year: 1941                                                Community High
                                                                School

CLASS III DIRECTORS

NON-INTERESTED DIRECTORS:

Jane F. Dasher                   Director          Since        Controller of PBK                27          None
Korsant Partners                                   1999         Holdings Inc., a
283 Greenwich Avenue                                            family investment
3rd Floor                                                       company
Greenwich, CT 06830
Birth Year 1949

Donald R. Foley                  Director          Since        Retired                          18          None
3668 Freshwater Drive                              1993
Jupiter, FL 33477
Birth Year 1922

Paul Hardin                      Director          Since        Professor of Law &               34          None
12083 Morehead                                     1994         Chancellor Emeritus
Chapel Hill, NC 27514-8426                                      at the University of
Birth Year:1931                                                 North Carolina

                             Beneficial Ownership Report

                                                    Aggregate Dollar Range*(1)
                               Dollar Range*(1)    of Equity Securities in all
                                   of Equity             Funds Overseen by
                                 Securities in         Director and Advised
Name of Director                   the Fund                  by SBFM
----------------               ----------------    ----------------------------
NON-INTERESTED DIRECTORS

Lee Abraham                            B                         E
Jane F. Dasher                         B                         E
Donald R. Foley                        E                         E
Richard E. Hanson                      B                         C
Dr. Paul Hardin                        C                         E
Roderick Rasmussen                     B                         C
John P. Toolan                         A                         E

INTERESTED DIRECTOR

R. Jay Gerken                          B                         E

----------
(*) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(1) This information has been furnished by each Director as of June 30, 2005. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers and persons who own more than 10% of the Fund's common stock, as well as SBFM and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. ("NYSE"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended September 30, 2005, all filing requirements applicable to such persons were met.

                      Committees of the Board of Directors

      The Fund has a separately designated standing Corporate Governance and Nominating committee ("Nominating Committee"). The Fund has a separately designated standing Audit Committee ("Audit Committee") established in accordance with Section 3(a)(58)(A) of the 1934 Act. Both committees are comprised solely of members who are independent as defined in the NYSE's listing standards and are not "interested persons" of the Fund as defined in the 1940 Act. The Board of Directors of the Fund has determined that all members of the Fund's Audit Committee are financially literate. Ms. Dasher has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The members of the Audit Committee are Ms. Dasher and Messrs. Abraham and Toolan. The members of the Nominating Committee are Messrs. Abraham, Foley and Hanson.

      The principal functions of the Audit Committee are to (a) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent registered public accounting firm and (iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm , as well as approving the compensation thereof; (c) approve all audit and permissible nonaudit services provided to the Fund and certain other persons by such independent registered public accounting firm ; and (d) prepares the report required to be prepared by the Committee pursuant to SEC rules for inclusion in the Fund's annual proxy statement. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on December 16, 2005, a copy of which is attached hereto as Exhibit A.

      The Fund has an Investment Committee responsible for reviewing the investment performance of the Fund. The members of this committee are Directors who are not "interested persons" of the Fund as defined under the 1940 Act. The members of the Investment Committee are Messrs. Hardin, Toolan, and Rasmussen.

      The Fund also has a Pricing Committee composed of the Chairman of the Board and one Non-Interested Director which is charged with determining fair value prices for securities when required. During the Fund's most recent fiscal year, the Pricing Committee met eight times.

      Eleven meetings of the Board were held during the Fund's fiscal year ended September 30, 2005, five of which were regular meetings. Two Audit Committee meetings were held and four Investment Committee meetings were held during the fiscal year ended September 30, 2005. The Nominating Committee did not meet during the Fund's most recent fiscal year. No Director attended less than 75% of the Board meetings and the committee meetings of which he or she is a member. The Fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider a policy in the future. At the 2005 Annual Meeting one Board member attended.

      The Nominating Committee ("Committee") will accept nominees recommended by a stockholder as it deems appropriate. At the present time there are no vacancies on the Board. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Fund adopted a Corporate Governance and

Nominating Committee Charter (the "Charter") at a meeting held on March 10, 2004, a copy of which is attached to this Proxy Statement as Exhibit B.

      The Committee identifies potential nominees through its network of contacts. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

      o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

      o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

      o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

      o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

      o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

      o     the character and integrity of the person; and

      o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                                  COMPENSATION

      Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $26,299 were paid to such Directors by the Fund during the calendar year ended December 31, 2004. Fees for the Independent Directors, who also serve as board members of certain other funds sponsored by or affiliated with Legg Mason, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested Directors of the Fund are compensated by the Manager or Legg Mason.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's fiscal year ended September 30, 2005 and calendar year ended December 31, 2004.

                               Compensation Table

                                                Aggregate
                                              Compensation
                             Aggregate        from Fund and
                           Compensation        Fund Complex         Number of
                             from Fund      Paid to Directors    Portfolios for
                          for the Fiscal    for the Calendar     Which Director
                            Year Ended          Year Ended       Serves Within
Name of Person                9/30/05            12/31/04         fund Complex
---------------           --------------    -----------------    --------------

Lee Abraham                   $  846             $ 87,600               27
Allan J. Bloostein**          $  493             $133,400               34
Jane F. Dasher                $1,683             $ 85,100               27
Donald R. Foley*              $  712             $ 40,900               18
R. Jay Gerken+                $    0             $      0              171
Richard E. Hanson, Jr.        $  761             $ 79,400               27
Paul Hardin                   $  846             $133,800               34
Roderick C. Rasmussen*        $  288             $ 19,400               27
John P. Toolan*               $  983             $ 82,400               27

----------

+ Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
      Fund: Donald R. Foley: $201, Roderick C. Rasmussen: $279, and the following amounts of their total compensation from the Fund Complex:
      Donald R. Foley: $11,650, Roderick C. Rasmussen: $30,000.
      At the end of the calendar year during which a Director attains the age of 80, the Director is required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to directors emeritus totaled $224.30.
**    Mr. Bloostein became a Director Emeritus on January 1, 2005.

                                Current Officers

      The following is a list of the current executive officers of the Fund, all of whom have been elected by the Directors to serve until their respective successors are elected:

                                                     Term of
                                                     Office
                                                       and
                                                     Length            Principal Occupation(s)
                             Position(s) Held        of Time                 During Past
Name, Address and Age            with Fund           Served                  Five Years
---------------------        ----------------        -------           -----------------------
R. Jay Gerken                Chairman,               2002 to       (see table of Directors above)
CAM                          President and           date
399 Park Avenue              Chief Executive
New York, NY 10022           Officer
Birth Year: 1951

Andrew B. Shoup              Senior                  2003 to       Director of CAM; Senior Vice
CAM                          Vice President          date          President and Chief Administrative
125 Broad Street             and Chief                             Officer of mutual funds associated
10th Floor                   Administrative                        with Legg Mason; Treasurer of
New York, NY 10004           Officer                               certain mutual funds associated
Birth Year: 1956                                                   with Legg Mason; Head of International
                                                                   Funds Administration of CAM from
                                                                   2001 to 2003); Director of Global
                                                                   Funds Administration of CAM (from
                                                                   2000 to 2001); Head of U.S.
                                                                   Citibank Funds Administration of
                                                                   CAM (from 1998 to 2000).

Robert J. Brault             Chief Financial         2004 to       Director of CAM; Chief Financial
CAM                          Officer and             date          Officer and Treasurer of certain
125 Broad Street             Treasurer                             mutual funds affiliated with
11th Floor                                                         Legg Mason; Director of Internal
New York, NY 10004                                                 Control for CAM U.S. Mutual Fund
Birth Year: 1965                                                   Administration from 2002-2004;
                                                                   Director of Project Management &
                                                                   Information Systems for CAM U.S.
                                                                   Mutual Fund Administration (from
                                                                   2000 to 2002); Vice President of
                                                                   Mutual Fund Administration at
                                                                   Investors Capital Services (from
                                                                   1999 to 2000)

Beth A. Semmel               Vice President          2002 to       Managing Director of Salomon
CAM                          and Investment          date          Brothers Asset Management Inc.
399 Park Avenue              Officer                               ("SBAM")
4th Floor
New York, NY 10022
Birth Year: 1960

                                                     Term of
                                                     Office
                                                       and
                                                     Length            Principal Occupation(s)
                             Position(s) Held        of Time                 During Past
Name, Address and Age            with Fund           Served                  Five Years
---------------------        ----------------        -------           -----------------------
Peter J. Wilby, CFA          Vice President          2002          Managing Director of CAM, Chief
CAM                          and Investment          to date       Investment Officer of SBAM
399 Park Avenue              Officer
4th Floor
New York, NY 10022
Birth Year: 1958

Kaprel Ozsolak               Assistant               2002          Vice President of CAM; Controller
CAM                          Treasurer               to date       of certain funds associated with
125 Broad Street                                                   Citigroup
11th Floor
New York, NY 10004
Birth Year: 1965

Robert I. Frenkel            Secretary and           2003          Managing Director and General
CAM                          Chief Legal             to date       Counsel, Global Mutual Funds for
4th Floor                    Officer                               CAM and Vice President and
300 First Stamford Place                                           Division Counsel of its predecessor
Stamford, CT 06902                                                 (since 1994); Secretary of CFM;
Birth Year: 1954                                                   Secretary and Chief Legal Officer
                                                                   of mutual funds associated with
                                                                   Legg Mason.

Andrew Beagley               Chief Anti-Money        Since         Director of CAM (since 2000);
CAM                          Laundering              2002          Director of Compliance, North
399 Park Avenue              Compliance                            America, CAM (since 2000); Chief
4th Floor                    Officer                               Anti-Money Laundering Compliance
New York, NY 10022           Chief Compliance        Since         Officer and Chief Compliance
Birth Year: 1962             Officer                 2004          Officer of certain mutual funds
                                                                   associated with CAM; Director of
                                                                   Compliance, Europe, the Middle
                                                                   East and Africa. CAM (from 1999 to
                                                                   2000); Chief Compliance Officer,
                                                                   SBFM and CFM; Formerly Chief
                                                                   Compliance Officer of Travelers
                                                                   Investment, Inc. (from 2002
                                                                   to 2005)

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                             Audit Committee Report

      The purposes of the Fund's Audit Committee include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent registered public accounting firm. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent registered public accounting firm responsible for planning and carrying out proper audits and reviews.

      In connection with the audited financial statements as of and for the year ended September 30, 2005 included in the Fund's Annual Report for the year ended September 30, 2005 (the "Annual Report"), at a meeting held on November 22, 2005, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent registered public accounting firm the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent registered public accounting firm and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent registered public accounting firm.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's registered public accounting firm in fact "independent."

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.



Respectfully submitted,

Jane F. Dasher
Lee Abraham
John P. Toolan
November 22, 2005

Disclosure of Independent Registered Public Accounting Firm Fees

      Audit Fees. Audit fees paid by Fund to KPMG LLP ("KPMG") in connection with KPMG's audit of the Fund's annual financial statements for the year ended September 30, 2005 and 2004 were $31,000 and $29,500, respectively.

Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal years ended September 30, 2005 and 2004 were $0 and $0, respectively. These amounts represent procedures performed and prepared for in an agreed upon procedures letter in accordance with the terms of the Articles Supplementary.

      Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended September 30, 2005 and 2004 were $3,000 and $2,800, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

      All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

      Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund;
(ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

      Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the years ended December 31, 2004 and December 31, 2005 were $75,000 and $0, respectively.

      The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                      AND OTHER STOCKHOLDER COMMUNICATIONS

      Stockholder proposals intended to be presented at the 2007 Annual Meeting of the stockholders of the Fund must be received by September 22, 2006 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2007 Annual Meeting will be held in February 2007. The shareholder proposal must be delivered by written notice to the Secretary of the Fund (addressed to High Income Opportunity Fund Inc., 300 First Stamford Place, 4th Floor, Stamford, CT 06902). The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2007 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 24, 2006, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing stockholder proposals.

      The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

      The CCO may be contacted at:

        Legg Mason & Co., LLC
        Compliance Department
        399 Park Avenue, 4th Floor
        New York, New York 10022

      Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

      The Fund's Audit Committee Chair may be contacted at:

        High Income Opportunity Fund Inc.
        Audit Committee Chair
        c/o Jane Dasher
        P.O. Box 7441
        Greenwich, CT 06836-7441

      A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                             ADDITIONAL INFORMATION

      On December 1, 2005, Citigroup announced that it had completed the sale of substantially all of its asset management business, Citigroup Asset Management to Legg Mason. As a result, the Fund's investment adviser (the "Manager"), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund's existing investment management contract to terminate.

      The Fund's shareholders approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

      Legg Mason's sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of October 31, 2005 aggregating approximately $830 billion (including the combined assets of Legg Mason and Permal plus approximately $400 billion in managed assets acquired from Citigroup).

      Under a licensing agreement between Citigroup and Legg Mason, the names of funds, any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason and by the Fund. Citi Marks include, but are not limited to, "Smith Barney," "Salomon Brothers," "Citi," "Citigroup Asset Management," and "Davis Skaggs Investment Management." Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

      All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

      Legg Mason, Inc. is a global asset management firm, structured as a holding company. The firm is headquartered in Baltimore, Maryland.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                       By Order of the Board of Directors,


                                       Robert I. Frenkel
                                       Secretary
January 24, 2006


      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       Exhibit A

                             AUDIT COMMITTEE CHARTER

                  AMENDED AND RESTATED AS OF DECEMBER 16, 2005

Establishment and Purpose

      This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and
(iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible nonaudit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

Duties and Responsibilities

      The Fund's independent auditors are accountable to the Committee.

      The Committee shall:

      1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

      2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

      3. Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

      5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

      6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

----------
(1) The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
      (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;
      (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Committee of any permissible non-audit services in not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

      8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

      9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

      10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

      11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and
            (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

      12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

      13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

      14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited financial statements and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

      15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

      16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

Composition

      The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock Exchange's Listed Company Manual or as set forth in the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in the Securities Exchange Act of

1934. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

      The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

      One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

      The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

      The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

      In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

      This Charter may be amended by a vote of a majority of the Board members.

                                                                      Appendix A

                            Smith Barney Equity Funds

                       Smith Barney Social Awareness Fund

                             Smith Barney Muni Funds

                        California Money Market Portfolio

                                Florida Portfolio

                                Georgia Portfolio

                             Limited Term Portfolio

                               National Portfolio

                      Massachusetts Money Market Portfolio

                         New York Money Market Portfolio

                               New York Portfolio

                             Pennsylvania Portfolio

                 Smith Barney Municipal Money Market Fund, Inc.

                       High Income Opportunity Fund Inc.*

                            Smith Barney Funds, Inc.

                              Large Cap Value Fund

                         U.S. Government Securities Fund

                      Short-Term Investment Grade Bond Fund

                            Smith Barney Income Funds

                      Smith Barney Dividend and Income Fund

                               SB Convertible Fund

                 Smith Barney Diversified Strategic Income Fund

                       Smith Barney Exchange Reserve Fund

                          Smith Barney High Income Fund

                     Smith Barney Municipal High Income Fund

                           SB Capital and Income Fund

                       Smith Barney Total Return Bond Fund

                     Smith Barney Small Cap Core Fund, Inc.

                          Intermediate Muni Fund, Inc.*

                         Smith Barney Money Funds, Inc.

                                 Cash Portfolio

                              Government Portfolio

      * Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12, and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       Exhibit B

                            CORPORATE GOVERNANCE AND
                          NOMINATING COMMITTEE CHARTER

Purpose of Committee

      The purpose of the Corporate Governance and Nominating Committees (the "Committees") of the Boards of Directors (the "Boards") of the Smith Barney Investment Companies listed on Appendix A of Exhibit A (the "Funds") is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Boards for nomination as members of the Boards and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors. Each Board of each Fund shall establish a Committee. The Committees shall report to the Boards on their activities when appropriate.

Committee Membership

      The Committees shall consist solely of two or more members of each Board,
(a) none of whom is an "interested person" of the Funds or their investment adviser as defined in the Investment Company Act of 1940 (the "Act") or has a direct or indirect financial interest in the operation of any Fund's plan under Rule 12b-1 under the Act or in any agreements related to a plan (any such person, an "Independent Director"), and (b) each of whom the Boards have determined has no material relationship with the Funds and is otherwise "independent" under the rules of the New York Stock Exchange, Inc.

      The initial members of the Committees shall be appointed by the Boards, including a majority of the Independent Directors. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Boards. Members shall serve at the pleasure of the Boards and for such term or terms as the Boards may determine.

Committee Structure and Operations

      Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committees:

      1. To monitor developments in corporate governance of registered investment companies with a view to advising the Boards on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

      2. To make recommendations to the Boards from time to time as to changes that the Committees believe to be desirable to the size of the Boards or any committee thereof.

      3. To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Boards the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

            In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

            o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

            o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

            o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

            o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

            o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

            o     the character and integrity of the person; and

            o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

            o While the Committee is solely responsible for the selection and nomination of Directors. It may consider nominees recommended by Fund stockholders but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

      4. To develop and recommend to the Boards standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

      5. To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Boards appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

      6. Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

      7. Prepare and issue the evaluation required under "Performance Evaluation" below.

      8.    Review on a periodic basis director fees and compensation.

      9. Any other duties or responsibilities expressly delegated to the Committees by the Boards from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

      A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

      The Committees shall produce and provide to the Boards an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Boards any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Committees or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

      The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Boards or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

    Please mark                                                             3212
|X| votes as in
    this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director.

1.    ELECTION OF DIRECTORS:

      Class II Nominees: (01) R. Jay Gerken,
                         (02) Roderick C. Rasmussen,
                         (03) John P. Toolan

             FOR                      WITHHOLD
             |_|                        |_|

      |_| ________________________________________
          For all nominees except as noted above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ________________ Date: ______ Signature: _______________ Date: ______

                                     PROXY

                        HIGH INCOME OPPORTUNITY FUND INC.

                                125 Broad Street
                            New York, New York 10004
    This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints R. JAY GERKEN, ROBERT I. FRENKEL, and TODD LEBO, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of High Income Opportunity Fund Inc. held of record by the undersigned on January 13, 2006 at a Meeting of Stockholders to be held on February 22, 2006 or any adjournment thereof.


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SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
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